SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            Form 8-K/A

                            AMENDMENT
                             FOR 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

             Date of Report (Date of earliest event
                   reported) November 30, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of November 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-24)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)


      New Jersey            33-5042            21-0627285
   ----------------------------------------------------------
   (State or other        (Commission       (I.R.S. Employer
     jurisdiction         File Number)     Identification No.)
   of incorporation)



                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



Registrant's telephone number, including area code (609) 661-6100
                                                   --------------


   GE Capital Mortgage Services, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated November 30, 1998 (as filed with the Securities and Exchange Commission on December 15,
1998), as set forth in the page attached hereto.

EXHIBIT 4.1 The Pooling and Servicing Agreement for the REMIC Multi-Class Pass-Through Certificates, Series 1998-24, dated as of November 1, 1998 between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

       The Company hereby amends Section 5.01(b) of the Pooling and Servicing Agreement by substituting the Class PO Initial
Class Certificate Principal Balance of $32,152.72 with
$11,995.23.

                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.



                               By:  /s/ Jeffrey R. Taylor
                                  ----------------------------
                               Name:  Jeffrey R. Taylor
                               Title:  Vice President





Dated as of December 23, 1998